Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.




USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

[Photograph of President and Vice Chairman of the Board, Michael J. C. Roth, CFA appears here.]

Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past performance is no guarantee of future results.






Investment Review


USAA EMERGING MARKETS FUND

OBJECTIVE: Provide investors with capital appreciation.

TYPES OF INVESTMENTS: At least 65% of the Fund's assets are invested in common stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies.

--------------------------------------------------------------------------------
                                          11/30/98              5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $234.6  Million      $294.9  Million
  Net Asset Value Per Share                 $7.16                 $8.98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/98
--------------------------------------------------------------------------------
     5/31/98 to 11/30/98(+)        1 Year         Since Inception on 11/7/94
            -19.57%               -24.05%                  -5.63%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, the International Financial Corporation (IFC), and the Lipper Emerging Markets Fund for the period of 11/07/94 through 11/30/98. The data points from the graph are as follows:

              USAA Emerging           IFC             Lipper
              Markets Fund           Index            Average
              -------------         -------          ---------

11/07/94       $10,000              $10,000          $10,000
11/30/94         9,550                9,327            9,660
05/31/95         9,770                8,097            8,734
11/30/95         9,286                7,508            8,323
05/31/96        11,424                8,641            9,775
11/30/96        10,921                8,409            9,528
05/31/97        12,418                9,285           11,136
11/30/97        10,393                7,097            9,358
05/31/98         9,814                6,683            8,808
11/30/98         7,893                5,716            7,027

Data since inception on 11/07/94 through 11/30/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and the Lipper Emerging Markets Funds Average, an unmanaged average of emerging markets funds.








Message from the Manager


[Photograph of Portfolio Manager, W. Travis Selmier, II, CFA appears here.]


FUND OVERVIEW

The last six months have been a tale of two quarters for your Fund; a tumultuous summer culminating in August's massive sell-off, followed by a strong recovery in investor sentiment. This resulted in pushing your Fund back up over 30% from its bottom in early September. The change in investor sentiment has been key -- Asia's economies are showing signs of bottoming, Latin markets have bounced as Brazil has begun to take the hard medicine needed to solve its fiscal problems, and the Central and Eastern European and Mediterranean market participants have realized that Russia's collapse does not mean the end of the world for these countries' economic progress. While your Fund is not yet back to the levels seen in May, it continues to outperform the average of other emerging markets funds as the graph on the previous page shows.(1)

(1) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.

LATIN AMERICAN MARKETS

Latin markets were hit by concerns about a weaker U.S. economy and sliding reserves in Brazil. Reelection of President Cardoso in Brazil followed by progress in fiscal reform, plus evidence of a stronger U.S. economy following rate cuts, have buoyed Latin markets recently. However, Latin economies, especially Brazil's, are expected to slow in 1999.

ASIAN MARKETS

Many Asian economies appear to be bottoming or close to bottoming, and that, combined with current account surpluses, has caused a rally in Asian stocks. As mentioned in the annual report, we had begun picking up "undervalued stocks on a selective basis in most countries" in the spring and continued this strategy throughout the summer. When the rally started in September, the Fund appeared to be overweighted in the region compared to other global emerging markets funds. We anticipate rough going for many Asian economies during the first half of 1999, and so have restrained additional buying.

CENTRAL AND EASTERN EUROPEAN MARKETS

Russia's economic and political problems towards the end of summer created turmoil in neighboring markets, particularly in Hungary. We stayed the course with Hungary and Poland while remaining out of the Czech Republic and Slovakia, and have seen rallies in the first two countries while the latter two remain weak. Although the Russian scene will influence these markets, Central European markets will look westward to the European Community for their political and economic cues.

OTHER MARKETS

Currency and economic concerns took their toll in South Africa, Israel, and Turkey over the period. We have been selectively adding to positions in all three markets. Going forward, when optimism becomes "irrationally exuberant," we expect opportunities to present themselves to lighten certain stock positions. When pessimism is peaking, we will continue to add to the portfolio.

OUTLOOK

As we mentioned in your Fund's annual report in May, Asian economies look to be bottoming this year while recovery will be slow and painful into 1999. Latin economies will slow with the pain of fiscal reform in Brazil, but politics may remain to be the positive factor. For many Central European and Mediterranean economies, convergence with a resilient Europe should more than counterbalance Russian problems during 1999. As well as local dynamics, events in mature markets - health of the US, Japanese and European countries' economies, Japanese bank restructuring, multilateral support, and interest rate policies of the G-7
- will prove critical for emerging markets in 1999.


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.




ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1998 of the USAA Emerging Markets Fund to be:

Other - 24.8%* (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue.); Brazil - 9.6%*; Mexico - 8.2%*; Israel - 6.8%*; China - 5.8%*; South Africa - 5.1%*; Chile - 4.5%*; Argentina - 4.5%*; Korea - 4.2%*; Singapore - 4.2%*; Hungary - 4.2%; Portugal - 4.1%*; United States - 3.6%*; Greece - 3.6%*; Hong Kong - 3.5%*; and Turkey - 3.2%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


---------------------------------------
              TOP 10 INDUSTRIES
             (% OF NET ASSETS)
---------------------------------------
Telephones                        11.1
Banks - Money Centered             4.9
Oil - International Integrated     4.9
Real Estate Investment Trust       4.8
Drugs                              4.6
Retail Food                        4.6
Banks - Major Regional             4.3
Foreign Conglomerate               4.3
Electronic                         4.2
Building Material Group            3.7
---------------------------------------


See page 8 for a complete listing of the Portfolio of Investments.






USAA EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)
                                                                       Market
     Number                                                            Value
   of Shares                  Security                                 (000)
--------------------------------------------------------------------------------
                                 STOCKS (93.2%)
               Argentina (4.5%)
      83,032   IRSA Inversiones y Representaciones S.A. GDR             $  2,325
      90,000   Telefonica de Argentina S.A. ADR                            2,914
     180,000   YPF Sociedad Anonima S.A. ADR "D"                           5,310
--------------------------------------------------------------------------------
                                                                          10,549
--------------------------------------------------------------------------------
               Brazil (9.6%)
  55,000,000   Banco do Estado de Sao Paulo S.A. (Preferred)               2,661
      32,000   Brazil Realty S.A. GDR (Preferred) (b)                        376
     118,900   Companhia Brasileira de Distribuicao Grupo Pao de Acucar
                 ADR                                                       2,385
  71,137,750   Companhia Energetica de Minas Gerais (Cemig) (Preferred)    1,801
  48,848,000   Compania de Eletricida (COELBA) (Preferred)                 1,790
  91,814,062   Empresa Brasileira de Aeronatica S.A. (Preferred)           1,002
     231,200   Panamerican Beverages, Inc. "A"                             5,332
  11,000,000   Petroleo Brasileiro S.A. (Preferred)                        1,566
      27,000   Telecomunicacoes Brasileiras S.A. ADR (Preferred) *         2,560
  12,000,000   Telesp Celular S.A.(Preferred) *                              844
  12,563,973   Telesp Telephone Sao Paulo (Preferred)                      2,134
--------------------------------------------------------------------------------
                                                                          22,451
--------------------------------------------------------------------------------
               Chile (4.5%)
     147,500   Compania de Telefonos de Chile ADR                          3,420
     161,200   Distribucion y Servicio D & S S.A. ADR                      2,237
      72,000   Enersis S.A. ADR                                            1,683
      86,700   Sociedad Quimica y Minera de Chile S.A. ADR                 3,338
--------------------------------------------------------------------------------
                                                                          10,678
--------------------------------------------------------------------------------
               China (5.8%)
  16,472,000   Anhui Conch Cement Co. Ltd. "H" (b)                         2,000
   8,831,000   Cosco Pacific Ltd.                                          3,992
   2,700,000   Guangdong Kelon Electrical Holdings Ltd.                    2,354
  16,288,000   Jiangsu Expressway Co. Ltd. "H"                             3,849
     935,000   New World Infrastructure Ltd. *                             1,401
--------------------------------------------------------------------------------
                                                                          13,596
--------------------------------------------------------------------------------
               Colombia (0.1%)
     100,000   Compania Colombiana de Tabaco S.A.                            195
--------------------------------------------------------------------------------
               Croatia (0.7%)
     100,000   Pliva d.d. GDR                                              1,575
--------------------------------------------------------------------------------
               Egypt (2.5%)
      85,000   Al-Ahram Beverages Co. S.A.E. GDR                           2,435
     110,000   MISR International Bank S.A.E. GDR *                          938
     255,000   Paints and Chemical Industries Co. S.A.E. GDR               1,906
      49,000   Suez Cement Co. S.A.E. GDR                                    703
--------------------------------------------------------------------------------
                                                                           5,982
--------------------------------------------------------------------------------
               Ghana (1.1%)
     300,000   Ashanti Goldfields Co. Ltd. GDR                             2,606
--------------------------------------------------------------------------------
               Greece (3.6%)
     140,300   Hellenic Telecommunications Organization S.A. (OTE) *       3,499
     133,100   National Bank of Greece S.A. GDR *                          4,792
       4,600   Panafon Hellenic Telecommunications Co. S.A. *                 82
--------------------------------------------------------------------------------
                                                                           8,373
--------------------------------------------------------------------------------
               Hong Kong (3.5%)
     188,400   Asia Satellite Telecommunications Holdings Ltd. ADR         2,991
     365,000   Hutchison Whampoa Ltd.                                      2,604
   1,748,000   Hysan Development Co. Ltd.                                  2,551
   3,000,000   Peregrine Investments Holdings Ltd. *,(b),(c)                   0
--------------------------------------------------------------------------------
                                                                           8,146
--------------------------------------------------------------------------------
               Hungary (4.2%)
      49,000   Egis Gyogyszergyar Reszventarsaasag                         1,113
     121,400   Magyar Tavkozlesi RT. (MATAV) ADR                           3,316
     135,000   Mol Magyar Olaj-Es Gazipari GDR                             3,112
      37,500   OTP Bank GDR                                                1,590
      12,061   Pannonplast RT.                                               333
     125,000   Zalakeramia RT. GDR                                           341
--------------------------------------------------------------------------------
                                                                           9,805
--------------------------------------------------------------------------------
               India (1.6%)
     191,700   Hindalco Industries Ltd. GDR                                2,205
      20,000   Larsen & Toubro Ltd. GDR                                      134
     140,000   Videsh Sanchar Nigam Ltd. GDR                               1,431
--------------------------------------------------------------------------------
                                                                           3,770
--------------------------------------------------------------------------------
               Indonesia (0.5%)
     130,400   PT Gulf Indonesia Resources Ltd. ADR *                      1,141
--------------------------------------------------------------------------------
               Israel (6.8%)
   1,400,000   Bank Hapoalim Ltd.                                          2,681
      48,000   Blue Square - Israel Ltd. ADR                                 585
     236,507   Blue Square Chain Investments and Properties Ltd. *         2,789
     145,000   Dor Energy (1988) Ltd. GDR *                                  373
     145,000   ECI Telecommunications Ltd.                                 5,184
     100,500   Teva Pharmaceutical Industries Ltd. ADR                     4,372
--------------------------------------------------------------------------------
                                                                          15,984
--------------------------------------------------------------------------------
               Korea (4.2%)
     399,560   Hansol Paper Co., Ltd.                                      3,056
      21,684   S1 Corp.                                                    3,176
     579,607   Samsung Heavy Industries *                                  3,210
     270,177   Samsung Heavy Industries Rights *                             412
--------------------------------------------------------------------------------
                                                                           9,854
--------------------------------------------------------------------------------
               Malaysia (0.9%)
   1,399,900   Genting Bhd (b)                                             2,075
--------------------------------------------------------------------------------
               Mexico (8.2%)
   4,293,000   Controladora Comercial Mexicana, S.A. de C.V.               2,793
     657,000   Corporacion GEO, S.A. de C.V. "B" *                         1,861
     179,139   Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADR      3,381
     137,700   Empresas ICA Sociedad Controladora, S.A. de C.V. ADR          663
      84,000   Fomento Economico Mexicano ADR                              1,995
      87,500   Grupo Accion, S.A. de C.V. ADR *, (a)                         394
     325,000   Grupo Carso S.A.                                            1,009
     598,000   Grupo Mexico S.A. "B"                                       1,455
     451,000   Industrias CH, S.A. "B" *                                     926
     785,000   Kimberly-Clark de Mexico, S.A. de C.V. "A"                  2,145
     365,500   Tubos de Acero de Mexico, S.A. ADR                          2,581
--------------------------------------------------------------------------------
                                                                          19,203
--------------------------------------------------------------------------------
               Peru (2.0%)
     182,000   Compania de Minas Buenaventura ADR                          2,309
     169,500   Telefonica del Peru S.A. "B" ADR                            2,511
--------------------------------------------------------------------------------
                                                                           4,820
--------------------------------------------------------------------------------
               Philippines (1.4%)
  17,025,000   SM Prime Holdings, Inc.                                     3,198
--------------------------------------------------------------------------------
               Poland (1.4%)
     275,000   Elektrim S.A.                                               2,314
      56,000   Jelfa S.A.                                                    386
      71,407   Jutrzenka S.A.                                                266
     213,404   Polifarb Cieszyn-Wroclaw S.A.                                 282
--------------------------------------------------------------------------------
                                                                           3,248
--------------------------------------------------------------------------------
               Portugal (4.1%)
     126,160   Banco Pinto & Sotto Mayor S.A.                              2,300
      15,300   Brisa-Auto Estradas de Portugal S.A.                          827
      97,580   Cimentos de Portugal S.A.                                   3,085
      78,300   Portugal Telecom S.A. ADR                                   3,450
--------------------------------------------------------------------------------
                                                                           9,662
--------------------------------------------------------------------------------
               Russia (1.9%)
      32,000   GAZ Auto Plant *,(b)                                          784
     116,000   Kubanelectrosvyas *,(b)                                       638
      70,100   LUKoil ADR                                                  1,437
      42,600   Open Joint Stock, Co.Vimpel-Communications ADR *              772
      60,000   Severstal Cherepovets Metal *,(b)                             144
  17,960,000   Unified Energy Systems *                                      754
--------------------------------------------------------------------------------
                                                                           4,529
--------------------------------------------------------------------------------
               Singapore (4.2%)
   1,755,000   DBS Land Ltd.                                               2,500
     633,000   Elec & Eltek International Co. Ltd.                         3,260
     295,000   Keppel Corp. Ltd.                                             776
     820,000   Overseas Union Bank Ltd.                                    3,306
--------------------------------------------------------------------------------
                                                                           9,842
--------------------------------------------------------------------------------
               South Africa (5.1%)
     571,320   Gencor Ltd.                                                 1,029
     112,000   Liberty Life Association Ltd.                               1,916
   1,000,269   New Clicks Holdings Ltd.                                      967
   5,250,300   Profurn Ltd.                                                2,167
     805,000   Reunion Mining plc *                                          671
   1,170,000   Sanlam Ltd. *                                               1,233
     232,579   South African Breweries Ltd.                                3,934
--------------------------------------------------------------------------------
                                                                          11,917
--------------------------------------------------------------------------------
               Taiwan (1.2%)
   3,040,125   China Steel Corp.                                           1,977
      58,241   Synnex Technology International Corp. GDR *                   962
--------------------------------------------------------------------------------
                                                                           2,939
--------------------------------------------------------------------------------
               Thailand (2.1%)
   5,000,000   Cogeneration Public Co., Ltd.*                              3,878
     600,000   Thai Farmers Bank Public Co., Ltd. *                        1,080
--------------------------------------------------------------------------------
                                                                           4,958
--------------------------------------------------------------------------------
               Turkey (3.2%)
  70,842,500   Akbank T.A.S.                                               1,446
 105,000,000   Efes Sinai Yatirim A.S. "B" *                                 951
  26,300,000   Eregli Demir Ve Celik Fabrikalari T.A.S. *                  1,407
  25,682,800   Netas Northern Telekomunikasyon A.S.                          490
  45,000,000   Tofas Turk Otomobil Fabrikasi A.S. *                          592
  20,232,170   Vestel Electronic A.S.                                      1,965
  44,722,236   Yapi Ve Kredi Bankasi A.S.                                    545
  10,733,336   Yapi Ve Kredi Bankasi Receipts *,(b)                          131
--------------------------------------------------------------------------------
                                                                           7,527
--------------------------------------------------------------------------------
               United Kingdom (0.7%)
     720,900   Billiton plc                                                1,576
--------------------------------------------------------------------------------
               United States (3.6%)
     119,100   Global TeleSystems Group, Inc. *                            5,170
     130,000   ICN Pharmaceuticals, Inc.                                   3,282
--------------------------------------------------------------------------------
                                                                           8,452
--------------------------------------------------------------------------------
               Total stocks (cost: $279,299)                             218,651
--------------------------------------------------------------------------------

   Principal
    Amount
     (000)
-------------

                     U.S. GOVERNMENT & AGENCY ISSUES (6.7%)
$     15,616   Federal Home Loan Mortgage Corp., 5.10%, 12/01/98
                  (cost: $15,616)                                         15,616
--------------------------------------------------------------------------------
               Total investments (cost: $294,915)                       $234,267
================================================================================


------------------------
* Non-income producing.



                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Telephones                                          11.1%
            U.S. Government & Agency Issues                      6.7
            Banks - Money Center                                 4.9
            Oil - International Integrated                       4.9
            Real Estate Investment Trusts                        4.8
            Drugs                                                4.6
            Retail - Food                                        4.6
            Banks - Major Regional                               4.3
            Foreign Conglomerate                                 4.3
            Electric Utilities                                   4.2
            Building Materials Group                             3.7
            Beverages - Alcoholic                                3.6
            Iron & Steel                                         3.0
            Home Furnishings & Appliances                        2.8
            Beverages - Nonalcoholic                             2.7
            Engineering & Construction                           2.6
            Gold                                                 2.5
            Communications Equipment                             2.4
            Metals / Mining                                      2.4
            Telecommunications - Long Distance                   2.1
            Telecommunications - Cellular / Wireless             2.0
            Electronics - Semiconductors                         1.8
            Truckers                                             1.7
            Machinery - Diversified                              1.5
            Services - Commercial & Consumer                     1.4
            Paper & Forest Products                              1.3
            Other                                                8.0
                                                                -----
                                                                99.9%
                                                                =====







USAA EMERGING MARKETS FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the USAA Investment Management Company (the Manager). Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 1998, these securities represented 2.6% of the Fund's net assets.

(c) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange, accordingly the Manager has determined to value the security at $0 and to record the full amount of the loss.



See accompanying notes to financial statements.







USAA EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
(Unaudited)



ASSETS

   Investments in securities, at market value (identified
     cost of $294,915)                                                $ 234,267
   Cash                                                                      45
   Cash denominated in foreign  currencies  (identified cost of
     $2,597)                                                              2,618
   Receivables:
      Capital shares sold                                                    17
      Dividends                                                             156
      Securities sold                                                       592
                                                                      ----------
         Total assets                                                   237,695
                                                                      ----------

LIABILITIES

   Securities purchased                                                   2,592
   Unrealized depreciation on foreign currency contracts held, at value       3
   Capital shares redeemed                                                  258
   USAA Investment Management Company                                       193
   USAA Transfer Agency Company                                              24
   Accounts payable and accrued expenses                                     74
                                                                      ----------
         Total liabilities                                                3,144
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 234,551
                                                                      ==========

REPRESENTED BY:

   Paid-in capital                                                    $ 357,250
   Accumulated undistributed net investment income                          443
   Accumulated net realized loss on investments                         (62,512
     Net unrealized depreciation of investments                         (60,648)
     Net unrealized appreciation on foreign currency translations            18
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 234,551
                                                                      ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       32,783
                                                                      ==========
   Net asset value, redemption price, and offering price per share    $    7.16
                                                                      ==========


See accompanying notes to financial statements.





USAA EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $254):
      Dividends                                                       $   1,830
      Interest                                                              410
                                                                      ----------
         Total income                                                     2,240
                                                                      ----------
   Expenses:
      Management fees                                                     1,193
      Transfer agent's fees                                                 142
      Custodian's fees                                                      129
      Postage                                                                13
      Shareholder reporting fees                                              7
      Trustees' fee                                                           2
      Registration fees                                                      31
      Professional fees                                                      16
      Other                                                                   8
                                                                      ----------
         Total expenses                                                   1,541
                                                                      ----------
            Net investment income                                           699
                                                                      ----------

Net realized and unrealized loss on investments and foreign currency:
   Net realized loss on:
       Investments                                                      (34,389)
       Foreign currency transactions                                       (257)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                      (23,486)
       Foreign currency translations                                        117
                                                                      ----------
         Net realized and unrealized loss                               (58,015)
                                                                      ----------
Decrease in net assets resulting from operations                      $ (57,316)
                                                                      ==========


See accompanying notes to financial statements.







USAA EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                             11/30/98    5/31/98
                                                             -------------------
From operations:
   Net investment income                                    $   699     $ 2,298
   Net realized loss on investments                         (34,389)    (27,398)
   Net realized gain (loss) on foreign currency transactions   (257)         87
   Change in net unrealized appreciation/depreciation of:
      Investments                                           (23,486)    (45,886)
      Foreign currency translations                             117         (93)
                                                            --------------------
      Decrease in net assets resulting from operations      (57,316)    (70,992)
                                                            --------------------
Distributions to shareholders from:
   Net investment income                                     (2,363)         (4)
                                                            --------------------
   Net realized gains                                           -        (2,257)
                                                           ---------------------
From capital share transactions:
   Proceeds from shares sold                                 17,166     306,644
   Shares issued for dividends reinvested                       417       1,180
   Cost of shares redeemed                                  (18,241)    (35,327)
                                                           ---------------------
      Increase (decrease) in net assets from capital
         share transactions                                    (658)    272,497
                                                           ---------------------
Net increase (decrease) in net assets                       (60,337)    199,244
Net assets:
   Beginning of period                                      294,888      95,644
                                                           ---------------------
   End of period                                           $234,551    $294,888
                                                           =====================
Accumulated net investment income included in net assets:
   End of period                                           $    443     $ 2,374
                                                           =====================
Change in shares outstanding:
   Shares sold                                                2,455      27,820
   Shares issued for dividends reinvested                        51          97
   Shares redeemed                                           (2,579)     (3,358)
                                                           ---------------------
      Increase (decrease) in shares outstanding                 (73)     24,559
                                                           =====================




See accompanying notes to financial statements.







USAA EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA
Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 65% of the Fund's total assets in common stocks, preferred stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income by $10,000, to decrease accumulated net realized loss on investments by $4,000, and to increase paid-in capital by $6,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term debt securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1998.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1998, the Fund had capital loss carryovers for federal income tax purposes of approximately $62.5 million which, if not offset by subsequent capital gains, will expire between 2006-2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1998 were $66.6 million and $70.2 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1998 was $16.3 million and $76.9 million, respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1998, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Buy:

-------------------------------------------------------------------------------------------
                                   U.S. Dollar    In Exchange
 Exchange                          Value as of     for U.S.     Unrealized    Unrealized
   Date   Contracts to Receive      11/30/98        Dollar     Appreciation   Depreciation
-------------------------------------------------------------------------------------------
12/01/98  23,460  Greek Drachma      $   82       $   83       $  -           $  (1)
12/01/98   4,620  Hong Kong Dollar      597          597          -               -
12/02/98   3,522  Hong Kong Dollar      455          455          -               -
12/07/98   7,020  South African Rand  1,233        1,235          -              (2)
-------------------------------------------------------------------------------------------
                                     $2,367       $2,370       $  -           $  (3)
===========================================================================================



Foreign Currency Contracts to Sell:

-------------------------------------------------------------------------------------------
                                   U.S. Dollar    In Exchange
 Exchange                          Value as of     for U.S.     Unrealized    Unrealized
   Date   Contracts to Deliver      11/30/98        Dollar     Appreciation   Depreciation
-------------------------------------------------------------------------------------------
12/07/98     235  Singapore Dollar   $  143       $  143       $  -           $  -
-------------------------------------------------------------------------------------------
                                     $  143       $  143       $  -           $  -
===========================================================================================



(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $26.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1998, the Association and its affiliates owned 27.0 million shares (82.2%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                             Six-month                                       Seven-month
                           Period Ended                                     Period Ended
                           November 30,          Year Ended May 31,            May 31,
                        -----------------------------------------------------------------
                               1998         1998        1997       1996          1995*
                        -----------------------------------------------------------------
Net asset value at
   beginning of period     $   8.98      $  11.53     $  11.13   $   9.77      $  10.00
 Net investment
   income (loss)                .02           .07          .01      (0.01)(b)       .03(b)
Net realized and
unrealized gain (loss)        (1.77)        (2.44)         .89       1.60          (.26)
Distributions from net
   investment income           (.07)           -            -        (.01)           -
Distributions of realized
   capital gains                -            (.18)       (.50)       (.22)           -
                        -----------------------------------------------------------------
Net asset value at
   end of period           $   7.16      $   8.98     $  11.53   $  11.13      $   9.77
                        =================================================================
Total return (%)**           (19.57)       (20.97)        8.69      16.93         (2.30)
Net assets at end
   of period (000)         $234,551      $294,888     $ 95,644   $ 51,315      $ 22,914
Ratio of expenses to
   average net assets (%)      1.31(a)       1.31         1.81       2.27          2.50(a)
Ratio of expenses to average
   net assets, excluding
   reimbursements (%)           N/A           N/A          N/A        N/A          2.60(a)
Ratio of net investment
   income (loss) to average
   net assets (%)               .59(a)        .88         0.03       (.08)          .53(a)
Portfolio turnover (%)        30.10         41.23        61.21      87.98         34.87



 * Fund  commenced  operations  November 7, 1994.
** Assumes  reinvestment  of all dividend income and capital gain  distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)Calculated using weighted average shares.






TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777